UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 2, 2006

SYMBOLLON PHARMACEUTICALS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-22872	36-3463683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 Loring Drive, Framingham, Massachusetts 01702
(Address of principal executive offices) (Zip Code)

(508) 620-7676
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

On June 2, 2006, pursuant to a Securities Purchase Agreement entered into on that date, Symbollon sold 1,000,000 shares of Class A common stock and 1,000,000 redeemable warrants for $1,000,000 in the initial closing of a private placement exclusively to accredited investors.

The redeemable warrants entitle the holder thereof to purchase at any time up to June 30, 2011 a share of Class A common stock at a price of one dollar ($1.00) per share. The redeemable warrants may be redeemed by Symbollon at $0.01 per warrant in the event that the closing sales price of the Class A common stock over twenty successive trading days is equal to or greater than $5.00 and the average trading volume over that period is in excess of twenty-five thousand (25,000) shares per day, subject to the holder’s right to exercise. Pursuant to a Registration Rights Agreement with the purchasers, we are obligated to file a resale registration statement for the purchasers covering the shares purchased and the shares issuable upon exercise of the warrants.

The foregoing description of the Securities Purchase Agreement, the redeemable warrants and the Registration Rights Agreement (collectively, the “Agreements”) does not purport to be complete and is qualified in its entirety by reference to each Agreement (including the form of warrant), attached hereto as Exhibits 10.1, 10.2 and 10.3 and incorporated herein by reference.

The securities were offered and sold in reliance upon the exemption from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder. Our reliance on the exemption was based, in part, on each purchaser’s representation that it is an accredited investor (as defined by Rule 501 under the Securities Act).

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

10.1	Securities Purchase Agreement, dated as of June 2, 2006, between Symbollon and certain purchasers of Symbollon’s securities.

10.2	Form of Redeemable Warrant for the purchase of shares of Class A common stock issued to certain purchasers of Symbollon’s securities.

10.3	Registration Rights Agreement, dated as of June 2, 2006, between Symbollon and certain purchasers of Symbollon’s securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 7, 2006

SYMBOLLON PHARMACEUTICALS, INC.

By: /s/ Paul C. Desjourdy
Paul C. Desjourdy
President, Chief Executive Officer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Page No.
10.1	Securities Purchase Agreement, dated as of June 2, 2006, between Symbollon and certain purchasers of Symbollon’s securities.
10.2	Form of Redeemable Warrant for the purchase of shares of Class A common stock issued to certain purchasers of Symbollon’s securities.
10.3	Registration Rights Agreement, dated as of June 2, 2006, between Symbollon and certain purchasers of Symbollon’s securities.